UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

NOVATION HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Florida	001-33090	46-1420443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Elbow Drive, SW, Suite 207 Calgary, Alberta T2S2T6, Canada 403-988-2005 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Novation Holdings, Inc., “NOHO”, “Registrant” or the “Company” refer to Novation Holdings, Inc., a Florida corporation.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 24, 2014, Registrant entered into an Agreement to sell 1,000,000 shares of Series A Convertible Preferred Stock of Crown City Pictures, Inc. (CCPI), for a total purchase price of $40,000.  The purchase price was paid by the transfer of $10,000 in cash and a promissory note for the balance of the purchase price.  As a result of the transfer, which closed on July 29, 2014,

Registrant is no longer in control of CCPI, a publicly traded, non-reporting operating company.  Registrant retained 30 million shares of common stock of CCPI with a nominal value of $450,000, based on the last trade price for CCPI stock.

In addition, CCPI issued a convertible preferred note to Registrant in the amount of $52,100 in payment of outstanding advances and accrued amounts due to Novation Consulting Services, Inc. under a consulting agreement between Novation Consulting Services, Inc. and CCPI dated May, 2013, in cancellation of the consulting agreement and release of all mutual claims.

Crown City Pictures’ common shares currently trade on the OTCMarkets under the symbol CCPI (Pink) and the company was a fully reporting company under Section 12(g) of the Securities Exchange Act of 1934 until it filed a Form 12(g) on April 15, 2013 terminating its reporting obligations.  The company was engaged in the entertainment business but had not been able to fully implement its business plan, and was unable to complete its audited financial statements in time to file a Form 10-K due for the year ended December 31, 2012. At the time of the acquisition, CCPI continued its operations in the entertainment market through one, wholly-owned subsidiary. Subsequently, CCPI formed a new subsidiary, StarPoint USA, Inc. and acquired the operating assets of a US based automotive distribution business, based in California, which it operated through July 25, 2014.

Prior to the acquisition, there was no known affiliation or material connection between the purchaser of the Series A Preferred Stock and Registrant, and CCPI was not considered a shell corporation prior to or at the time of the acquisition of control by the purchaser.  The common shares retained by Registrant in the transaction represent approximately 15 percent of the fully diluted common shares outstanding, and do not represent a control block of CCPI.  The preferred shares sold by Registrant have a total voting power equal to 51 percent of all shares entitled to vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION HOLDINGS, INC.

Date: July 29, 2014	By:	/s/ Michael Gelmon
Michael Gelmon
Chairman